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                                                                    Exhibit 25.1

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------
                                    FORM T-1
                                   ----------
                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                                   ----------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                        PURSUANT TO SECTION 305(b)(2) / /
                                   ----------
                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)

                   GEORGIA                                    58-0466330
   (State of incorporation or organization                 (I.R.S. employer
        if not a U.S. national bank)                      identification no.)

            303 PEACHTREE STREET                                 30303
                  SUITE 300                                    (Zip Code)
              ATLANTA, GEORGIA
  (Address of principal executive offices)

                                   ----------
                                BARTON DONALDSON
                                  SUNTRUST BANK
                               25 PARK PLACE, N.E.
                                   24TH FLOOR
                           ATLANTA, GEORGIA 30303-2900
                                  404-588-7266
            (Name, address and telephone number of agent for service)

                                   ----------
                           GTECH HOLDINGS CORPORATION

                DELAWARE                                      05-0451021
     (State or other jurisdiction of                         (IRS employer
      incorporation or organization)                      identification no.)


            55 TECHNOLOGY WAY                                    02817
      WEST GREENWICH, RHODE ISLAND                             (Zip Code)
(Address of principal executive offices)

                                   ----------
                                GTECH CORPORATION

                DELAWARE                                      05-0389840
    (State or other jurisdiction of                          (IRS employer
     incorporation or organization)                       identification no.)


            55 TECHNOLOGY WAY                                    02817
      WEST GREENWICH, RHODE ISLAND                             (Zip Code)
(Address of principal executive offices)

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                                   ----------
                         GTECH RHODE ISLAND CORPORATION

             RHODE ISLAND                                     06-1493040
    (State or other jurisdiction of                          (IRS employer
     incorporation or organization)                       identification no.)

            55 TECHNOLOGY WAY                                    02817
      WEST GREENWICH, RHODE ISLAND                             (Zip Code)
(Address of principal executive offices)

                                   ----------
                         GTECH LATIN AMERICA CORPORATION

                DELAWARE                                      05-0449895
    (State or other jurisdiction of                          (IRS employer
     incorporation or organization)                       identification no.)

            55 TECHNOLOGY WAY                                    02817
      WEST GREENWICH, RHODE ISLAND                             (Zip Code)
(Address of principal executive offices)

                                   ----------
                           4.50% SENIOR NOTES DUE 2009
                           5.25% SENIOR NOTES DUE 2014
                       (Title of the indenture securities)

================================================================================
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1.       GENERAL INFORMATION.

         Furnish the following information as to the trustee -

                  Name and address of each examining or supervising authority to which it is subject.

                  DEPARTMENT OF BANKING AND FINANCE
                  STATE OF GEORGIA
                  2990 BRANDYWINE ROAD, SUITE 200
                  ATLANTA, GEORGIA  30341-5565

                  FEDERAL RESERVE BANK OF ATLANTA
                  1000 PEACHTREE STREET, N.E.
                  ATLANTA, GEORGIA 30309-4470

                  FEDERAL DEPOSIT INSURANCE CORPORATION
                  550 SEVENTEENTH STREET, N.W.
                  WASHINGTON, D.C.  20429-9990

                  Whether it is authorized to exercise corporate trust powers.

                  YES.

2.       AFFILIATIONS WITH OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         NONE.

3-12 NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH 12. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(B), THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.

13.      DEFAULTS BY THE OBLIGOR.

         (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

         THERE IS NOT AND HAS NOT BEEN ANY DEFAULT UNDER THIS INDENTURE.

         (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.


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         THERE HAS NOT BEEN ANY SUCH DEFAULT.


14-15 NO RESPONSES ARE INCLUDED FOR ITEMS 14 AND 15. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(B), THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.


16.      LIST OF EXHIBITS.
         ----------------

         List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

         (1) A copy of the Articles of Amendment and Restated Articles of Incorporation of the trustee as now in effect. (Exhibit 1 to Form T-1, Registration Statement No. 333-104621 filed by AMVESCAP PLC).

         (2) A copy of the certificate of authority of the trustee to commence business. (Exhibits 2 and 3 to Form T-1, filed with Registration Statement No. 333-32106 filed by Sabre Holdings Corporation).

         (3) A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibits 2 and 3 to Form T-1, filed with Registration Statement No. 333-32106 filed by Sabre Holdings Corporation).

         (4) A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1, filed with Registration Statement No. 333-104621 filed by AMVESCAP PLC).

         (5)      Not applicable.

         (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

         (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on June 30, 2004.

         (8)      Not applicable.

         (9)      Not applicable.

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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 12th day of January, 2005.

                                            SUNTRUST BANK



                                            By:  /s/ B. A. Donaldson
                                                 ----------------------------
                                                    B. A. Donaldson
                                                    Vice President

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                              EXHIBIT 1 TO FORM T-1

                            ARTICLES OF INCORPORATION
                                       OF
                                  SUNTRUST BANK


              (Incorporated by reference to Exhibit 1 to Form T-1, Registration Statement No. 333-104621 filed by AMVESCAP PLC).


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                              EXHIBIT 2 TO FORM T-1

                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS

              (Incorporated by reference to Exhibit 2 to Form T-1, Registration Statement No. 333-32106 filed by Sabre Holdings Corporation).


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                              EXHIBIT 3 TO FORM T-1


                                  AUTHORIZATION
                                       OF
                            SUNTRUST BANK TO EXERCISE
                             CORPORATE TRUST POWERS

           (Incorporated by reference to Exhibits 2 and 3 to Form T-1, Registration Statement No. 333-32106 filed by Sabre Holdings Corporation).


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                              EXHIBIT 4 TO FORM T-1


                                     BY-LAWS
                                       OF
                                  SUNTRUST BANK

              (Incorporated by reference to Exhibit 4 to Form T-1, Registration Statement No. 333-104621 filed by AMVESCAP PLC).


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                              EXHIBIT 5 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)


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                              EXHIBIT 6 TO FORM T-1


                               CONSENT OF TRUSTEE

         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of the 4.50% Senior Notes due 2009 and 5.25% Senior Notes due 2014 of GTECH Holdings Corporation, GTECH Corporation, GTECH Rhode Island Corporation and GTECH Latin America Corporation, SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                              SUNTRUST BANK

                                              By: /s/ B. A. Donaldson
                                                  ---------------------------
                                                     B. A. Donaldson
                                                     Vice President

                                              Dated: January 12, 2005


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                              EXHIBIT 7 TO FORM T-1

                               REPORT OF CONDITION
                                   (ATTACHED)

SUNTRUST BANK                                 FFIEC 031
ATLANTA                                       CONSOLIDATED REPORT OF CONDITION
CERTIFICATE NUMBER: 00867                     FOR SEPTEMBER 30, 2004

  CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED
                      SAVINGS BANKS FOR SEPTEMBER 30, 2004

   All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

                    SCHEDULE RC--BALANCE SHEET                                                                         C400

DOLLAR AMOUNTS IN THOUSANDS
ASSETS

  1   Cash and balances due from depository institutions (from Schedule RC-A):                    RCFD
                                                                                                  ----

      a. Non-interest bearing balances and currency and coin (1)                                    0081    3,647,232   1.a

      b. Interest-bearing balances (2)                                                              0071       23,191   1.b

  2   Securities:

      a. Held-to-maturity securities (from Schedule RC-B, column A)                                 1754            0   2.a

      b. Available-for-sale securities (from Schedule RC-B, column D)                               1773   22,069,096   2.b

  3   Federal funds sold and securities purchased under agreements to resell:                     RCON
                                                                                                  ----

      a. Federal funds sold in domestic offices                                                     B987      397,175   3.a
                                                                                                  RCFD
                                                                                                  ----

      b. Securities purchased under agreements to resell (3)                                        B989    3,728,753   3.b

  4   Loans and lease financing receivables (from Schedule RC-C):

      a. Loans and leases held for sale                                                             5369    4,602,916   4.a

      b. Loans and leases, net of unearned income                 B528   84,567,508                                     4.b

      c. LESS: Allowance for loan and lease losses                3123      887,706                                     4.c

      d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)                B529   83,679,802   4.d

  5   Trading assets (from Schedule RC-D)                                                           3545    1,203,501     5

  6   Premises and fixed assets (including capitalized leases)                                      2145    1,385,939     6

  7   Other real estate owned (from Schedule RC-M)                                                  2150       15,593     7

  8   Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)      2130            0     8

  9   Customers' liability to this bank on acceptances outstanding                                  2155       12,465     9

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
10    Intangible assets:                                                                                                 10

      a. Goodwill                                                                                   3163      886,405  10.a

      b. Other intangible assets from Schedule RC-M                                                  426      617,641  10.b

11.   Other assets (from Schedule RC-F)                                                             2160    4,019,085    11

12.   Total assets (sum of items 1 through 11)                                                      2170  126,288,794    12

----------
(1)   Includes cash items in process of collection and unposted debits.
(2)   Include time certificates of deposit not held for trading.
(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

SUNTRUST BANK                                                         FFIEC 031
CERTIFICATE NUMBER: 00867


SCHEDULE RC--CONTINUED

                                                                                                      DOLLAR AMOUNTS IN THOUSANDS
                                                                                                      ---------------------------
LIABILITIES

13.   Deposits:                                                                                      RCON
                                                                                                     ----

      a.    In domestic offices (sum of totals of columns A and C from
            Schedule RC-E, part I):                                                                  2200      78,538,237   13.a

            (a)    Noninterest-bearing (1)                                   6631      11,287,963                           13.a.1

            (b)    Interest-bearing                                          6636      67,250,274                           13.a.2

      b.    In foreign offices, Edge and Agreement
            subsidiaries, and IBFs                                                                   RCFN
                                                                                                     ----

            (from Schedule RC-E, part II)                                                            2200       6,926,225   13.b

            (a)    Noninterest-bearing                                       6631               0                           13.b.1

            (b)    Interest-bearing                                          6636       6,926,225                           13.b.2

14.   Federal funds purchased and securities sold under agreements to repurchase:                    RCON
                                                                                                     ----

      a.    Federal funds purchased in domestic offices (2)                                          B993       3,283,337   14.a
                                                                                                     ----
                                                                                                     RCFD
                                                                                                     ----

      b.    Securities sold under agreements to repurchase (3)                                       B995       8,189,814   14.b

15.   Trading liabilities (from Schedule RC-D)                                                       3548         806,764   15

16.   Other borrowed money (includes mortgage indebtedness and obligations under capitalized
      leases) (from Schedule RC-M)                                                                   3190      13,070,602   16

17.   Not applicable

18.   Bank's liability on acceptances executed and outstanding                                       2920          12,465   18

19.   Subordinated notes and debentures (4)                                                          3200       2,149,421   19

20.   Other liabilities (from Schedule RC-G)                                                         2930       2,608,898   20

21.   Total liabilities (sum of items 13 through 20)                                                 2948     115,585,763   21

22.   Minority interest in consolidated subsidiaries                                                 3000         967,600   22

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
EQUITY CAPITAL

23.   Perpetual preferred stock and related surplus                                                  3838               0   23

24.   Common stock                                                                                   3230          21,600   24

25.   Surplus (exclude all surplus related to preferred stock)                                       3839       3,245,229   25

26.   a.    Retained earnings                                                                        3632       5,755,540   26.a

      b.    Accumulated other comprehensive income (5)                                               B530         713,062   26.b

27.   Other equity capital components (6)                                                            A130               0   27

28.   Total equity capital (sum of items 23 through 27)                                              3210       9,735,431   28

29.   Total liabilities, minority interest, and equity capital (sum of items 21, 22 and 28)          3300     126,288,794   29

      MEMORANDUM TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

1.    Indicate in the box at the right the number of the statement below that best describes
      the most comprehensive level of auditing work performed for the bank by independent            RCFD          Number
                                                                                                     ----
      external auditors as of any date during 2003                                                   6724             N/A   M.1

1=    Independent audit of the bank conducted in             4=    Directors' examination of the bank conducted in
      accordance with generally accepted auditing                  accordance with generally accepted auditing
      standards by a certified public accounting firm              standards by a certified public accounting firm
      which submits a report on the bank                           (may be required by state chartering authority)


2=    Independent audit of the bank's parent holding         5=    Directors' examination of the bank performed by
      company conducted in accordance with generally               other external auditors (may be required by state
      accepted auditing standards by a certified public            chartering authority)
      accounting firm which submits a report on the
      consolidated holding company (but not on the bank      6=    Review of the bank's financial statements by
      separately)                                                  external auditors


3=    Attestation on bank management's assertion on the      7=    Compilation of the bank's financial statements by
      effectiveness of the bank's internal control over            external auditors
      financial reporting by a certified public
      accounting firm                                        8=    Other audit procedures (excluding tax preparation
                                                                   work)

                                                             9=    No external audit work

------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "other borrowed money."

(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.

(4)  Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(6)  Includes treasury stock and unearned Employee Stock Ownership Plan Shares.

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                              EXHIBIT 8 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 9 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)